MainStay VP Series Fund, Inc. Prospectus        May 1, 1999, as supplemented on
                                                May 1, 1999 and August 31, 1999

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                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 14 PORTFOLIOS
                                                                  Growth
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                 Eagle Asset Management Growth Equity
                                                                   Portfolio...........................    page A-6
                                                                 Growth Equity Portfolio...............    page A-7
                                                                 Indexed Equity Portfolio..............    page A-8
                                                                 International Equity Portfolio........    page A-9
                                                                  Growth & Income
                                                                 American Century Income & Growth
                                                                   Portfolio...........................    page A-10
                                                                 Convertible Portfolio.................    page A-11
                                                                 Dreyfus Large Company Value
                                                                   Portfolio...........................    page A-12
                                                                 Total Return Portfolio................    page A-13
                                                                 Value Portfolio.......................    page A-14
                                                                  Income
                                                                 Bond Portfolio........................    page A-15
                                                                 Government Portfolio..................    page A-16
                                                                 High Yield Corporate Bond Portfolio...    page A-18
                                                                 Cash Management Portfolio.............    page A-19

(Neither) the Securities and Exchange
Commission nor any state securities
commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a
criminal offense.

                                 WHAT'S INSIDE?

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                                                              PAGE
                                                              ----
THE FUND AND THE SEPARATE ACCOUNTS..........................   A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................   A-4
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................  A-20
THE FUND AND ITS MANAGEMENT.................................  A-22
     Investment Advisers....................................  A-22
     Portfolio Managers -- Biographies......................  A-23
     Administrator..........................................  A-24
PURCHASE AND REDEMPTION OF SHARES...........................  A-25
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................  A-25
     Taxes..................................................  A-25
     Dividends and Distributions............................  A-25
GENERAL INFORMATION.........................................  A-26
     Custodian..............................................  A-26
     Performance and Yield Information......................  A-26
FINANCIAL HIGHLIGHTS........................................  A-27

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                       THE FUND AND THE SEPARATE ACCOUNTS

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This Prospectus describes the shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, a diversified open-end management investment company, is a Maryland corporation organized on June 3, 1983.

The Fund issues for investment fourteen separate classes of capital stock, each of which represents a separate portfolio of investments--the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Total Return Portfolio ("Total Return"), the MainStay VP Value Portfolio ("Value"), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Growth Equity Portfolio ("Growth Equity"), the MainStay VP Indexed Equity Portfolio ("Indexed Equity"), the MainStay VP American Century Income & Growth Portfolio ("American Century Income & Growth"), the MainStay VP Dreyfus Large Company Value Portfolio ("Dreyfus Large Company Value") and the MainStay VP Eagle Asset Management Growth Equity Portfolio ("Eagle Asset Management Growth Equity") (each a "Portfolio" and collectively the "Portfolios"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the Policy (which is attached at the front of this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This prospectus discusses 14 Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective, but all of the equity Portfolios invest, under normal market conditions, primarily in equity securities and all of the fixed income Portfolios invest, under normal market conditions, primarily in debt or fixed income securities.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through principal stock exchanges, such as the New York Stock Exchange or the American Stock Exchange, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering one or more investments, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value (NAV), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks, performance and expenses of each of the Portfolios offered in this prospectus. Please review it carefully.

                         CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in common stock of companies with investment characteristics such as:

- participation in expanding product or service markets

- increasing unit sales volume

- increasing return on investment

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the Standard & Poor's 500 Composite Price Index (S&P 500)

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in any other securities which, in the judgment of MacKay-Shields Financial Corporation ("MacKay-Shields"), the Portfolio's Adviser, are ready for a rise in price, or expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors such as new management, new products, changes in consumer demand or changes in the economy.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities may carry above-average risk compared to common stock indexes such as the Dow Jones Industrial Average and the S&P 500.
The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 4/98      26.65
Lowest Return/Worst Quarter                 3/98      -8.33

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                    SINCE
                            1 YEAR   5 YEARS   INCEPTION 1/29/93
Capital Appreciation
  Portfolio                 38.14    21.33          21.50
S&P 500 Index*              28.58    24.06          21.78

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
  [Capital Appreciation Fund Bar Chart]

                  '94'                           -4.38
'95'                                             35.78
'96'                                             18.75
'97'                                             23.49
'98'                                             38.14

                 EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The Eagle Asset Management Growth Equity Portfolio's investment objective is to seek growth through long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of the Portfolio's total assets in U.S. common stocks. A majority of the Eagle Asset Management Growth Equity Portfolio's total assets will be invested in common stock with market capitalization of greater than $5 billion at the time of purchase.

INVESTMENT PROCESS -- The Portfolio invests in common stocks that Eagle Asset Management, Inc., the Portfolio's Sub-Adviser, believes have sufficient long-term growth potential to offer above average long-term capital appreciation. Companies in which the Portfolio invests will normally have at least one of the following characteristics at the time of purchase:

- expected earnings-per-share growth greater than the average of the S&P 500, or

- high profit margin, or

- consistent and predictable earnings.

The Sub-Adviser selects common stock of a company based in part on the sustainability of the company's competitive advantage in the marketplace as well as the strength of the company's management team.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

PAST PERFORMANCE -- Performance information is not included as of December 31, 1998 because the Portfolio had less than one year of operating history.

                            GROWTH EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The Growth Equity Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in common stocks of larger capitalization, well managed companies which appear to have better than average potential for capital appreciation.

INVESTMENT PROCESS -- The Portfolio will seek to identify companies which, in the opinion of Madison Square Advisors, Inc, the Portfolio's Adviser, are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. The Portfolio is managed with a growth/value orientation which is determined by market conditions. The Adviser uses a "top-down" approach which assesses the macroeconomic environment to determine sector weightings.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.
The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Adviser believes is their full value or that they may even go down in value.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GROWTH EQUITY PORTFOLIO                 QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 4/98      20.11
Lowest Return/Worst Quarter                 3/90      -14.90

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                    1 YEAR   5 YEARS   10 YEARS
Growth Equity Portfolio             26.59    21.16      18.16
S&P 500 Index*                      28.58    24.06      19.21

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
  [Growth Equity Fund Bar Chart]

'89'                                                                             25.51
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'90'                                                                             -6.19
'91'                                                                             33.62
'92'                                                                             12.42
'93'                                                                             13.71
'94'                                                                              1.20
'95'                                                                             29.16
'96'                                                                             24.50
'97'                                                                             26.75
'98'                                                                             26.59

                            INDEXED EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The Indexed Equity Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in stocks in the S&P 500 Index, to the extent feasible, in the same proportion as they are represented in the S&P 500 Index.

INVESTMENT PROCESS -- Unlike other funds, which generally seek to beat market averages index funds seek to match their respective indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. Monitor Capital Advisors, Inc., the Portfolio's Adviser, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500 Index, but such changes should be infrequent.

The correlation between the performance of the Portfolio and the S&P 500 Index is expected to be at least 0.95. A
------------
"Standard & Poor's(R)", "S&P(R)", "500", "Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolio or represent the advisability of investing in the Portfolio. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries.
correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index.

The Portfolio's investments also include S&P 500 Index futures which are used to replicate the S&P 500 Index and for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. If the value of the S&P 500 Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500 Index may be affected by, among other things, transactions costs, changes in either the makeup of the S&P 500 Index or number of shares outstanding for the components of the S&P 500 Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders. Consistent with its principal investment strategies, the Portfolio's investments include DERIVATIVES such as futures. The Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INDEXED EQUITY PORTFOLIO                QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 4/98      21.46
Lowest Return/Worst Quarter                 3/98      -9.97

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                    SINCE
                            1 YEAR   5 YEARS   INCEPTION 1/29/93
Indexed Equity Portfolio    28.49    23.58          21.23
S&P 500 Index*              28.58    24.06          21.78

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
  [Indexed Equity Fund Bar Chart]

                  '94'                            0.76
'95'                                             36.89
'96'                                             22.42
'97'                                             32.84
'98'                                             28.49

                         INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in a diversified portfolio of equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay-Shields Financial Corporation, the Portfolio's Adviser, believes present favorable opportunities.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Adviser seeks to identify investment opportunities by beginning with country selection. Local currencies are then assessed for upside potential and downside risk. Finally, individual securities are evaluated based on the financial condition and competitiveness of individual companies. In making investments in foreign markets, the Adviser considers several factors including prospects for currency exchange, interest rates, inflation, relative economic growth and governmental policies.

As part of its investment strategy, the Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes or to increase the Portfolio's investment return. In addition, the Portfolio may buy foreign currency options, securities and securities index options, foreign currency options, and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose including to increase the Portfolio's returns.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in FOREIGN SECURITIES, it will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio's investments include DERIVATIVES such as options, futures, forwards, and swap agreements. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY PORTFOLIO          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 4/98      19.78
Lowest Return/Worst Quarter                 3/98      -13.31

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                    SINCE
                                      1 YEAR   INCEPTION 5/1/95
International Equity Portfolio        23.11         12.29
Morgan Stanley Capital
International EAFE Index*             20.00          8.81

* The Morgan Stanley Capital International Europe, Australia, Far East
  Index -- the EAFE Index -- is an unmanaged, capitalization-weighted index containing approximately 1,200 equity securities of companies located outside the U.S.
  [International Equity Fund Bar Chart]

                  '96'                           10.54
'97'                                              5.17
'98'                                             23.11

                   AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The American Century Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Sub-Adviser, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer the Sub-Adviser constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

PAST PERFORMANCE -- Performance information is not included as of December 31, 1998 because the Portfolio had less than one year of operating history.

                             CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in such "convertible securities" as bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's, or, if unrated, that are judged to be of comparable quality by MacKay-Shields Financial Corporation, the Portfolio's Adviser.

The balance of the Portfolio may be invested in non-convertible debt or equity securities or U.S. Government securities or may be invested or held in cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, the Adviser takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.
RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Principal Investments include high yield debt securities (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO                   QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 1/98      10.90
Lowest Return/Worst Quarter                 3/98      -11.30

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                    SINCE
                                     1 YEAR   INCEPTION 10/1/96
Convertible Portfolio                 4.49          10.53
First Boston Convertible
  Securities Index*                   6.55          11.70

* The First Boston Convertible Securities Index generally includes 250-300 issues -- convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P, and have an issue size of greater than $100 million.
[Convertible Portfolio Bar Chart]

'97'                                                                             15.43
----                                                                             -----
'98'                                                                             4.49

                     DREYFUS LARGE COMPANY VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Dreyfus Large Company Value Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization domestic and foreign issuers which are characterized as "value" companies. Value companies are those The Dreyfus Corporation, the Portfolio's Sub-Adviser, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. The Portfolio's economic sector weightings generally approximate those of the S&P 500(R) Index.

INVESTMENT PROCESS -- In choosing stocks, the Sub-Adviser uses proprietary computer models to identify stocks that appear favorably priced and that may benefit from the current market and economic conditions. The Sub-Adviser then reviews these stocks for factors that could signal a rise in price, such as: new products or markets; opportunities for greater market share; more effective management; or positive changes in corporate structure or market perception.

The Portfolio may also invest some assets in options futures and foreign currencies. The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Sub-Adviser's expectations.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Sub-Adviser believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Since the Portfolio invests in FOREIGN SECURITIES, it will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Principal investments include DERIVATIVES such as options and futures. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

PAST PERFORMANCE -- Performance information is not included as of December 31, 1998 because the Portfolio had less than one year of operating history.

                             TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. A majority of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500 at the time of purchase. The Portfolio will also invest in stocks and other equity securities which it believes to be undervalued.

It is contemplated that the Portfolio's long-term debt investments will consist primarily of securities which are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay-Shields Financial Corporation, the Portfolio's Adviser. Principal debt investments include U.S. government securities, mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables. As part of the Portfolio's principal strategies, the Adviser may use mortgage dollar roll transactions or investment practice. In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security to another party and agrees to buy a similar security from the same party at a set price at a later date.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type.

PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it therefore has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Consistent with its principal investment strategies, the Portfolio's investments include DERIVATIVES such as mortgaged-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.
The principal risk of MORTGAGE DOLLAR ROLLS is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


TOTAL RETURN PORTFOLIO                  QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 4/98      16.87
Lowest Return/Worst Quarter                 2/94      -4.36

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                    SINCE
                            1 YEAR   5 YEARS   INCEPTION 1/29/93
Total Return Portfolio      27.13    15.64          15.76
S&P 500 Index*              25.58    24.06          21.78

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
[Total Return Portfolio Bar Chart]

                  '94'                           -3.99
'95'                                             28.33
'96'                                             12.08
'97'                                             17.79
'98'                                             27.13

                                VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks that:
- MacKay-Shields Financial Corporation, the Portfolio's Adviser, believes were "undervalued" (selling below their value) when purchased;
- typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and
- are listed on a national securities exchange or are traded in the over-the-counter market.

INVESTMENT PROCESS -- Usually, stocks deemed by the Portfolio's Adviser to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Adviser considers many factors and will compare the market price to:
- the company's "book" value;
- estimated value of the company's assets (liquidating value);
- cash flow; and
- to a lesser extent will also look at trends and forecasts such as growth rates and future earnings.

The Portfolio is not designed or managed primarily to produce current income.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that they may never reach what the Adviser believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO                         QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/97      11.26
Lowest Return/Worst Quarter                 3/98      -14.07

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                    SINCE
                                      1 YEAR   INCEPTION 5/1/95
Value Portfolio                       -4.14         15.44
S&P 500 Index*                        28.58         29.33

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
  [Value Portfolio Bar Chart]

                  '96'                           23.22
'97'                                             22.89
'98'                                             -4.14

                                 BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 75% of its total assets in debt securities which have a rating within the four highest grades as determined by either S&P or Moody's, in obligations (whether or not rated) of the United States Government and its agencies and instrumentalities or temporarily in money market instruments (including repurchase agreements) and cash.

Madison Square Advisors, Inc. is the Portfolio's Adviser.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturity. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/89       6.74
Lowest Return/Worst Quarter                 1/94      -2.97

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                    1 YEAR   5 YEARS   10 YEARS
Bond Portfolio                       9.12     6.89       8.96
Merrill Lynch Corporate and*
  Government Master Index            9.53     7.34       9.35

* The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. Government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.
[Bond Portfolio Bar Chart]

'89'                                                                             11.95
----                                                                             -----
'90'                                                                              7.36
'91'                                                                             16.27
'92'                                                                              8.26
'93'                                                                             11.40
'94'                                                                             -3.39
'95'                                                                             18.31
'96'                                                                              2.05
'97'                                                                              9.65
'98'                                                                              9.12

                              GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in U.S. government securities. It may invest up to 35% of its total assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay-Shields Financial Corporation, the Portfolio's Adviser, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), as well as Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters and inverse floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Adviser may use a variety of investment practices such as mortgage-dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to a another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturity. Investments in the Portfolio are NOT GUARANTEED, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include DERIVATIVES such as floaters and inverse floaters and mortgaged-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of MORTGAGE DOLLAR ROLL TRANSACTIONS is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of WHEN-ISSUED SECURITIES is that the security will be worth less when it is issued than the price the Portfolio agreed to pay when it made the commitment. The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO                    QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/95       5.52
Lowest Return/Worst Quarter                 1/96      -2.46

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                    SINCE
                            1 YEAR   5 YEARS   INCEPTION 1/29/93
Government Portfolio         9.00     6.94           6.81
Lehman Brothers
Government Bond Index*       9.85     7.18           7.49

* The Lehman Brothers Government Bond Index includes issues of the U.S. government and agencies thereof, as well as fixed rate debt-issues that are rated investment grade by Moody's, S&P, or Fitch, in that order, with at least one year to maturity.
  [Government Portfolio Bar Chart]

                  '94'                           -1.84
'95'                                             16.72
'96'                                              2.28
'97'                                              9.48
'98'                                              9.00

                      HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in corporate debt securities including all types of domestic and foreign corporate debt securities that are ordinarily rated in the lower rating categories of Moody's (Baa and below) and S&P (BBB and below) or that are unrated but that are considered by MacKay-Shields Financial Corporation, the Portfolio's Adviser, to be of comparable quality.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Adviser seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 25% of its total assets in equity securities.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturity. The Portfolio principally invests in HIGH YIELD DEBT SECURITIES (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The securities in these categories pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.
Since the Portfolio invests in FOREIGN SECURITIES, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND PORTFOLIO     QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/97       6.40
Lowest Return/Worst Quarter                 3/98      -7.26

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                    SINCE
                                      1 YEAR   INCEPTION 5/1/95
High Yield Corporate Bond Portfolio    2.66         11.59
First Boston High Yield Index*         0.58          9.54

* The First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's.
  [High Yield Corporate Bond Bar Chart]

                  '96'                           17.16
'97'                                             13.03
'98'                                              2.66

                           CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations such as CDs and bankers' acceptances; commercial paper which is short-term; unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks such as negotiable CDs, also known as Eurodollars. These securities may be variable rate master demand notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables. Floaters are debt securities with a variable rate that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating rate instrument will approximate its amortized cost.
PRINCIPAL RISKS -- An investment in the Portfolio is NOT INSURED OR GUARANTEED by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Since the Portfolio invests in dollar denominated FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.

The Portfolio's principal investments include DERIVATIVES such as variable rate master demand notes, floaters and mortgage-related and asset-backed securities. If the Adviser is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CASH MANAGEMENT PORTFOLIO               QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/95       1.40
Lowest Return/Worst Quarter                 1/94       0.70

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                    SINCE
                            1 YEAR   5 YEARS   INCEPTION 1/29/93
Cash Management Portfolio    5.18     4.96           4.59
Lipper Money Market Funds
  Index*                     5.10     4.90           4.56

* The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.
[Cash Management Portfolio Bar Chart]

'94'                                                                             3.82
----                                                                             ----
'95'                                                                             5.59
'96'                                                                             4.95
'97'                                                                             5.25
'98'                                                                             5.18

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------
                                                                               -

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the prospectus. The information below further describes the principal investments, investment practices and risks pertinent to a Portfolio.

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indexes. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If an Adviser is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. A Portfolio may, however, engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Portfolio's Adviser or Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

MORTGAGE-BACKED AND
ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Adviser's or Sub-Adviser's ability to correctly forecast interest rates and other economic factors correctly will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.
RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward foreign currency exchange contracts and options on foreign currencies) and purchasing put or call options on securities and securities indexes.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging". If a Portfolio's Adviser or Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Adviser correctly predicts movements in interest rates, indexes and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap. See "Tax Status" in the SAI for information regarding the tax considerations relating to swap agreements.
WHEN-ISSUED SECURITIES AND
FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.

RISKS OF INVESTING IN HIGH YIELD SECURITIES
("JUNK BONDS")

Debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Adviser are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes each Portfolio may invest outside the scope of its principal investment focus. During this time, the Portfolio may not invest in accordance with its investment objective or investment strategies. As a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments and as described in the next section of the prospectus. In addition, under such conditions, the International Equity Portfolio may invest without limit in equity securities of U.S. issuers and bonds and the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. The portfolio turnover for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

OTHER INFORMATION

The services provided to the Portfolios by the Adviser, the Sub-Advisers and the Portfolio's other service providers (including foreign sub-custodians and depositories) are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Issue"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. The Adviser, the Sub-Adviser and the Portfolios' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that they use. The Portfolios have no reason to believe these steps will not be sufficient to avoid any material adverse impact on the Portfolios, although there can be no assurances. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Adviser, the Sub-Adviser and the Portfolios' other service providers at this time but could have a material adverse impact on the operations of the Portfolios and the Adviser, the Sub-Adviser and the Portfolios' other service providers. In addition, companies in which the Portfolios invest may experience Year 2000 Issue difficulties which could adversely impact their business and adversely affect the value of the securities issued by them.

                          THE FUND AND ITS MANAGEMENT

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                                                                               -

The Board of Directors supervises the business affairs and investments of each Portfolio, which are managed on a daily basis by each Portfolio's Adviser or Sub-Adviser.

     INVESTMENT ADVISERS

MacKay-Shields Financial Corporation, 9 West 57th Street, New York, NY 10019, is the investment adviser to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios. MacKay-Shields is a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life. MacKay-Shields was incorporated in 1960 as an independent investment advisory firm and was privately held until 1984 when it became an autonomously managed subsidiary of New York Life. As of December 31, 1998, MacKay-Shields managed over $30 billion in assets, primarily for institutional clients.

Madison Square Advisors, Inc., 51 Madison Avenue, New York, NY 10010 is the investment adviser to the Bond and Growth Equity Portfolios. Madison Square Advisors is a wholly-owned subsidiary of NYLIFE Inc. and an indirect subsidiary of New York Life and replaced New York Life as investment adviser to the Bond and Growth Equity Portfolios pursuant to a Substitution Agreement dated May 1, 1999. The substitution had no effect on investment personnel, investment strategies or fees of the Portfolio. As of December 31, 1998 Madison Square Advisors managed over $100 million in assets.

New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010 is the investment adviser to the American Century Income & Growth, Dreyfus Large Company Value and Eagle Asset Management Growth Equity Portfolios. New York Life manages other assets, including assets held in its own general account and various separate accounts amounting to over $75 billion as of December 31, 1998.

Monitor Capital Advisors, Inc., 504 Carnegie Center, Princeton, NJ 08540 is the investment adviser to the Indexed Equity Portfolio. As of December 31, 1998, Monitor managed over $4.4 billion in assets. Monitor, which was incorporated in 1988, is a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life.

Pursuant to the Investment Advisory Agreement for each Portfolio, MacKay-Shields, Madison Square Advisors, New York Life or Monitor is subject to the supervision of the Directors and, in conformity with the stated policies of each Portfolio, continuously manages the portfolio of each Portfolio that it advises, including the purchase, retention and disposition of securities and other supervision of its assets, and maintains certain records relating thereto. New York Life, with the approval of the Board of Directors, selects and employs Sub-Advisers for the Portfolios it manages, monitors the Sub-Advisers' investment programs and results, and coordinates the investment activities of the Sub-Advisers to help ensure compliance with regulatory restrictions. The Sub-Advisers, subject to the supervision of New York Life, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. New York Life pays the fees of each Portfolio's Sub-Adviser. The Sub-Advisory Agreements can be terminated by New York Life or by the Directors in which case they would no longer manage the Portfolio.

The Fund, on behalf of each Portfolio, pays MacKay-Shields, Madison Square Advisors, New York Life or Monitor a monthly fee for the investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Capital Appreciation Portfolio..............     .36%
Cash Management Portfolio...................     .25%
Convertible Portfolio.......................     .36%
Government Portfolio........................     .30%
High Yield Corporate Bond Portfolio.........     .30%
Indexed Equity Portfolio....................     .10%
International Equity Portfolio..............     .60%
Total Return Portfolio......................     .32%
Value Portfolio.............................     .36%
American Century Income & Growth
  Portfolio.................................     .50%
Bond Portfolio..............................     .25%
Dreyfus Large Company Value Portfolio.......     .60%
Eagle Asset Management Growth Equity
  Portfolio.................................     .50%
Growth Equity Portfolio.....................     .25%

SUB-ADVISERS. Each Sub-Adviser is employed by New York Life, subject to approval by the Board of Directors, and the shareholders of the applicable Portfolio. New York Life recommends Sub-Advisers to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Sub-Adviser's skill in managing assets using specific investment styles and strategies.

Each Sub-Adviser has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. For these services, the Sub-Advisers are paid a monthly fee by New York Life, not the Portfolios (see the SAI for a breakdown of fees.) Although the Sub-Advisers are subject to general supervision by the Fund's Board of Directors and New York Life, these parties do not evaluate the investment merits of specific securities transactions.

American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-Adviser to the American Century Income & Growth Portfolio.

The Dreyfus Corporation, whose principal place of business is 200 Park Avenue, New York, New York 10166, serves as Sub-Adviser to the Dreyfus Large Company Value Portfolio. The Dreyfus Corporation is an indirect wholly owned subsidiary of Mellon Bank Corporation, which provides a comprehensive range of financial products and services.

Eagle Asset Management, Inc., whose principal place of business is St. Petersburg, Florida, serves as Sub-Adviser to the Eagle Asset Management Growth Equity Portfolio. Eagle Asset Management is a wholly owned subsidiary of Raymond James Financial, Inc., which together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.

     PORTFOLIO MANAGERS -- BIOGRAPHIES

CHRISTOPHER HARMS -- Mr. Harms has managed the Government Portfolio since April 1999. Mr. Harms joined MacKay-Shields as a Director in 1991 with more than 10 years of prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

DENIS LAPLAIGE -- Mr. Laplaige has managed the Value Portfolio since inception and also has managed the Convertible Portfolio since inception. Mr. Laplaige is President, Senior Managing Director and Chief Investment Officer of MacKay-Shields. He joined the firm in 1982, became a Director in 1988, Managing Director in 1991, a member of the Board of Directors in 1993, President in 1994 and Senior Managing Director and Chief Investment Officer in 1996.

MAUREEN MCFARLAND -- Ms. McFarland has managed the International Equity Portfolio since 1998. Ms. McFarland is an Associate Director at MacKay-Shields. She joined MacKay-Shields in 1997 as Currency Overlay Manager in the Global Division. Prior to joining the company, Ms. McFarland was employed at Brown Brothers Harriman & Co., where she was the Team Leader of the Global Fixed Income Area.

EDWARD MUNSHOWER -- Mr. Munshower has managed the Government Portfolio since inception, and the Total Return Portfolio since 1999. Mr. Munshower is a Director of MacKay-Shields. He joined MacKay-Shields as a fixed income investment specialist in 1985 after having been an investment analyst for New York Life Insurance Company.

JOSEPH PORTERA -- Mr. Portera has managed the International Equity Portfolio since 1998. Mr. Portera is a Director of MacKay-Shields specializing in international bonds. He returned to MacKay-Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay-Shields in 1991.

STEVEN TANANBAUM -- Mr. Tananbaum has managed the High Yield Corporate Bond Portfolio since inception. Mr. Tananbaum, a Managing Director of MacKay-Shields, joined MacKay-Shields in 1989.

JAMES AGOSTISI -- Mr. Agostisi has managed the Growth Equity Portfolio since 1994. Mr. Agostisi is a Director--Portfolio Management of Madison Square Advisors and of New York Life Insurance Company. He has 14 years of investment experience at New York Life and has been a Director--Portfolio Management of Madison Square Advisors since its establishment.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation and Total Return Portfolios since inception. Mr. Carryl is a Managing Director of MacKay-Shields. He joined MacKay-Shields as a Director in 1992 with 12 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

JEFFERSON C. BOYCE -- Mr. Boyce has managed the Indexed Equity Portfolio since March 1999. Mr. Boyce has been Chairman and Chief Executive Officer of Monitor Capital since 1997. Prior to that he was Senior Vice President of Monitor Capital from 1992 to 1997. Mr. Boyce is also a Senior Vice President of New York Life and serves as an officer and/or director of various other subsidiaries and affiliated entities of New York Life.

STEPHEN KILLIAN -- Mr. Killian has managed the Indexed Equity Portfolio since February 1999. Mr. Killian is a Vice President with portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies at Monitor Capital. He joined Monitor Capital in 1997 after being a Partner and Senior Portfolio Manager at RhumbLine Advisers from 1992 to 1997. Mr. Killian is a candidate in the CFA Program.

PATRICIA S. ROSSI -- Ms. Rossi has managed the Growth Equity Portfolio since 1995. Ms. Rossi is Managing Director--Portfolio Management of Madison Square Advisors and of New York Life Insurance Company. She joined New York Life in 1995 as Head of Public Equities and has been a Managing Director--Portfolio Management of Madison Square Advisors since its establishment. Ms. Rossi has over 20 years of investment management and research experience. Prior to joining New York Life, Ms. Rossi was a portfolio manager for the United Church of Christ--Pension Boards.

RICHARD ROSEN -- Mr. Rosen has managed the Value Portfolio since January 1999. Mr. Rosen is a Director of MacKay-Shields and specializes in equity securities. He joined MacKay-Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments.

JOHN SCHNIEDWIND -- Mr. Schniedwind has managed the American Century Income & Growth Portfolio since its inception. He is Senior Vice President and Group Head -- Quantitative Equity, at American Century which he joined in 1982.

KURT BORGWARDT -- Mr. Borgwardt has managed the American Century Income & Growth Portfolio since its inception. He joined American Century in 1990 and has served as the Director of Quantitative Equity Research since then.

TIMOTHY M. GHRISKEY -- Mr. Ghriskey is the Portfolio Manager of the Dreyfus Large Company Value Portfolio and has been with Dreyfus since July 1995. From 1988 to June 1995 Mr. Ghriskey was Vice President and Associate Managing Partner of Loomis, Sayles & Company.

ASHI PARIKH -- Mr. Parikh has managed the Eagle Asset Management Growth Equity Portfolio since April 1999. He is Managing Director and Portfolio Manager for the large capitalization Growth Equity Program at Eagle. Mr. Parikh joined Eagle in 1999 from Banc One Investment Advisors, Inc., where he was Managing Director of their Growth Equity Team. He joined Banc One Corporation in 1992 and Banc One Investment Advisors in 1994.

ALBERT R. CORAPI, JR -- Mr. Corapi has managed the Bond Portfolio since 1990. He joined Madison Square Advisors as a Portfolio Manager in 1997. He is also a Director in the Investment Department of New York Life which he joined in 1985.

CELIA M. HOLTZBERG -- Ms. Holtzberg manages the Bond Portfolio. She joined Madison Square Advisors as a Portfolio Manager in 1997. She is also a Vice President in the Investment Department of New York Life which she joined in 1986.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Capital Appreciation and Total Return Portfolios since inception. Mr. Spelman is a Managing Director at MacKay-Shields and specializes in equity securities. He joined MacKay-Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1983 to 1990.

THOMAS WYNN -- Mr. Wynn has managed the Convertible Portfolio since 1997. Mr. Wynn joined MacKay-Shields in 1995 as a research analyst. He was previously a portfolio manager at Fiduciary Trust for nine years and has over 12 years experience in investment management and research.

DONALD MORGAN -- Mr. Morgan has managed the High Yield Corporate Bond Portfolio since 1999. Mr. Morgan, who joined MacKay-Shields in 1997 as a high yield research analyst, is a Director at the firm. Prior to joining MacKay-Shields, he was employed at Fidelity Management and Research Company as a high yield analyst.

     ADMINISTRATOR

NYLIAC (the "Administrator"), 51 Madison Avenue, New York, NY 10010, a corporation organized under the laws of the State of Delaware and a wholly-owned subsidiary of New York Life, is the Administrator for the Portfolios. NYLIAC has, pursuant to a subadministration agreement, retained MainStay Management, Inc., an indirect wholly-owned subsidiary of New York Life, to perform certain of the services to be provided by NYLIAC pursuant to the terms of the Administration Agreement.

Under the Administration Agreement for each Portfolio, NYLIAC administers the Portfolios' business affairs, subject to the supervision of the Directors and, in connection therewith, furnishes the Portfolios with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services and for the financial and accounting records required to be maintained by the Portfolios, excluding those maintained by the Portfolios' Custodian, except those as to which the Administrator has supervisory functions, and other than those being maintained by the Advisers.
The Fund, on behalf of each Portfolio, pays the Administrator a monthly fee for the services performed and the facilities furnished by the Administrator at an annual rate of .20% of the average daily net assets of each Portfolio.

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the Indexed Equity Portfolio's ability to track the S&P 500 exactly.

                       PURCHASE AND REDEMPTION OF SHARES

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                                                                               -

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

The Fund determines the net asset value per share of each Portfolio on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) for each Portfolio for purchases and redemptions of shares of each Portfolio by dividing the current market value (amortized cost in the case of the Cash Management Portfolio) of total Portfolio assets, less liabilities, by the total number of shares of that Portfolio outstanding.

Certain Portfolios invest in securities that are primarily listed on foreign securities exchanges that trade on weekdays or other days when the Fund does not price shares. As a result, the net asset value of those Portfolios' shares may change on days when shareholders will not be able to purchase or redeem their shares.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

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                                                                               -

     TAXES

Each Portfolio intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed. Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet specified distribution requirements. Each Portfolio intends to comply with such distribution requirements and therefore does not expect to incur the four percent nondeductible excise tax.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Accounts' proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management

Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

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                                                                               -

     CUSTODIAN

For the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return, Value, American Century Income & Growth, Dreyfus Large Company Value, Eagle Growth Equity and Indexed Equity Portfolios, The Bank of New York, 90 Washington Street, New York, New York 10286 is the custodian of the Portfolios' assets. For the Bond and Growth Equity Portfolios, The Chase Manhattan Bank, N.A. (formerly Chemical
Bank), 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets.

     PERFORMANCE AND YIELD INFORMATION

From time to time, the Fund may advertise yields and total returns for the Portfolios. In addition, the Fund may advertise the effective yield of the Cash Management Portfolio. These figures will be based on historical information and are not intended to indicate future performance. Information on the calculation of performance data is included in the SAI.

                              FINANCIAL HIGHLIGHTS

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                                                                               -

The following financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.

                                                      CAPITAL APPRECIATION                      CASH MANAGEMENT
                                                           PORTFOLIO                               PORTFOLIO
                                     ------------------------------------------------------   -------------------
                                                       FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                          DECEMBER 31,                           DECEMBER 31,
                                     ------------------------------------------------------   -------------------
                                        1998        1997       1996       1995       1994       1998       1997
                                     ----------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................  $    22.39   $  18.39   $  15.49   $  11.45   $  12.03   $   1.00   $   1.00
                                     ----------   --------   --------   --------   --------   --------   --------
Net investment income..............        0.03       0.00(a)     0.01      0.06       0.05       0.05       0.05
Net realized and unrealized gain
  (loss) on investments............        8.51       4.31       2.90       4.04      (0.58)        --         --
                                     ----------   --------   --------   --------   --------   --------   --------
Total from investment operations...        8.54       4.31       2.91       4.10      (0.53)      0.05       0.05
                                     ----------   --------   --------   --------   --------   --------   --------
Less dividends and distributions:
  From net investment income.......       (0.03)     (0.00)(a)    (0.01)    (0.06)    (0.05)     (0.05)     (0.05)
  From net realized gain on
    investments....................       (0.29)     (0.31)        --         --         --         --         --
                                     ----------   --------   --------   --------   --------   --------   --------
Total dividends and
  distributions....................       (0.32)     (0.31)     (0.01)     (0.06)     (0.05)     (0.05)     (0.05)
                                     ----------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE AT END OF PERIOD...  $    30.61   $  22.39   $  18.39   $  15.49   $  11.45   $   1.00   $   1.00
                                     ==========   ========   ========   ========   ========   ========   ========
Total investment return#...........       38.14%     23.49%     18.75%     35.78%     (4.38%)     5.18%      5.25%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Net investment income............        0.11%      0.00%(b)     0.09%     0.57%     0.63%      5.05%      5.13%
  Net expenses.....................        0.64%      0.65%      0.73%      0.73%      0.73%      0.54%      0.54%
  Expenses (before
    reimbursement).................        0.64%      0.65%      0.75%      0.90%      0.91%      0.54%      0.54%
Portfolio turnover rate............          27%        34%        16%        35%        39%        --         --
Net assets at end of period (in
  000's)...........................  $1,236,864   $763,079   $503,622   $244,536   $113,999   $231,552   $140,782

                                           CASH MANAGEMENT                   CONVERTIBLE
                                              PORTFOLIO                       PORTFOLIO
                                     ----------------------------   ------------------------------
                                          FOR THE YEAR ENDED        FOR THE YEAR ENDED    OCT. 1,
                                             DECEMBER 31,              DECEMBER 31,      1996** TO
                                     ----------------------------   ------------------   DEC. 31,
                                       1996      1995      1994      1998       1997       1996
                                     --------   -------   -------   -------   --------   ---------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................  $   1.00   $  1.00   $  1.00   $ 10.76   $ 10.27     $ 10.00
                                     --------   -------   -------   -------   -------     -------
Net investment income..............      0.05      0.05      0.04      0.51      0.44        0.10
Net realized and unrealized gain
  (loss) on investments............        --        --        --     (0.02)     1.12        0.29
                                     --------   -------   -------   -------   -------     -------
Total from investment operations...      0.05      0.05      0.04      0.49      1.56        0.39
                                     --------   -------   -------   -------   -------     -------
Less dividends and distributions:
  From net investment income.......     (0.05)    (0.05)    (0.04)    (0.52)    (0.44)      (0.10)
  From net realized gain on
    investments....................        --        --        --     (0.40)    (0.63)      (0.02)
                                     --------   -------   -------   -------   -------     -------
Total dividends and
  distributions....................     (0.05)    (0.05)    (0.04)    (0.92)    (1.07)      (0.12)
                                     --------   -------   -------   -------   -------     -------
NET ASSET VALUE AT END OF PERIOD...  $   1.00   $  1.00   $  1.00   $ 10.33   $ 10.76     $ 10.27
                                     ========   =======   =======   =======   =======     =======
Total investment return#...........      4.95%     5.59%     3.82%     4.49%    15.43%       3.89%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Net investment income............      4.92%     5.44%     3.97%     5.19%     5.13%       5.14%*
  Net expenses.....................      0.62%     0.62%     0.62%     0.72%     0.73%       0.73%*
  Expenses (before
    reimbursement).................      0.64%     0.94%     0.89%     0.72%     0.78%       1.46%*
Portfolio turnover rate............        --        --        --       209%      217%         15%
Net assets at end of period (in
  000's)...........................  $118,347   $87,839   $71,116   $57,711   $39,768     $15,464

------------
 *  Annualized.
 **  Commencement of operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.
(a)  Less than one cent per share.
(b)  Less than one-hundredth of a percent.

                              FINANCIAL HIGHLIGHTS

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                                                                               -

                                                             GOVERNMENT
                                                             PORTFOLIO
                                          ------------------------------------------------
                                                         FOR THE YEAR ENDED
                                                            DECEMBER 31,
                                          ------------------------------------------------
                                            1998      1997      1996      1995      1994
                                          --------   -------   -------   -------   -------
NET ASSET VALUE AT BEGINNING OF
  PERIOD................................  $   9.83   $  9.59   $ 10.01   $  9.21   $ 10.15
                                          --------   -------   -------   -------   -------
Net investment income...................      0.45      0.67      0.65      0.75      0.75
Net realized and unrealized gain (loss)
  on investments........................      0.44      0.24     (0.42)     0.80     (0.94)
Net realized and unrealized gain (loss)
  on foreign currency transactions......        --        --        --        --        --
                                          --------   -------   -------   -------   -------
Total from investment operations........      0.89      0.91      0.23      1.55     (0.19)
                                          --------   -------   -------   -------   -------
Less dividends and distributions:
  From net investment income............     (0.45)    (0.67)    (0.65)    (0.75)    (0.75)
  From net realized gain on
    investments.........................        --        --        --        --        --
  From net realized gain on investments
    and foreign currency transactions...        --        --        --        --        --
  In excess of net investment income....        --        --        --        --        --
  In excess of net realized gain on
    investments.........................        --        --        --        --        --
                                          --------   -------   -------   -------   -------
Total dividends and distributions.......     (0.45)    (0.67)    (0.65)    (0.75)    (0.75)
                                          --------   -------   -------   -------   -------
NET ASSET VALUE AT END OF PERIOD........  $  10.27   $  9.83   $  9.59   $ 10.01   $  9.21
                                          ========   =======   =======   =======   =======
Total investment return#................      9.00%     9.48%     2.28%    16.72%    (1.84%)
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Net investment income.................      5.50%     6.71%     6.66%     7.80%     8.16%
  Net expenses..........................      0.63%     0.63%     0.67%     0.67%     0.67%
  Expenses (before reimbursement).......      0.63%     0.63%     0.71%     0.82%     0.87%
Portfolio turnover rate.................       405%      345%      304%      592%      483%
Net assets at end of period (in
  000's)................................  $119,021   $73,755   $73,123   $64,812   $61,641

                                                  HIGH YIELD CORPORATE BOND                     INTERNATIONAL EQUITY
                                                          PORTFOLIO                                   PORTFOLIO
                                          ------------------------------------------   ---------------------------------------
                                                FOR THE YEAR ENDED          MAY 1,         FOR THE YEAR ENDED         MAY 1,
                                                   DECEMBER 31,            1995** TO          DECEMBER 31,           1995** TO
                                          ------------------------------   DEC. 31,    ---------------------------   DEC. 31,
                                            1998       1997       1996       1995       1998      1997      1996       1995
                                          --------   --------   --------   ---------   -------   -------   -------   ---------
NET ASSET VALUE AT BEGINNING OF
  PERIOD................................  $  11.73   $  11.61   $  10.55    $ 10.00    $ 10.31   $ 10.65   $ 10.20    $ 10.00
                                          --------   --------   --------    -------    -------   -------   -------    -------
Net investment income...................      1.08       0.85       0.59       0.37       0.23      1.06      0.44       0.64
Net realized and unrealized gain (loss)
  on investments........................     (0.76)      0.65       1.22       0.61       2.20      0.27      0.06       0.01
Net realized and unrealized gain (loss)
  on foreign currency transactions......     (0.00)(a)       --       --         --      (0.05)    (0.78)     0.56       0.05
                                          --------   --------   --------    -------    -------   -------   -------    -------
Total from investment operations........      0.32       1.50       1.81       0.98       2.38      0.55      1.06       0.70
                                          --------   --------   --------    -------    -------   -------   -------    -------
Less dividends and distributions:
  From net investment income............     (1.09)     (0.84)     (0.59)     (0.37)     (0.23)    (0.89)    (0.60)     (0.06)
  From net realized gain on
    investments.........................     (0.04)     (0.54)     (0.16)     (0.04)        --        --        --         --
  From net realized gain on investments
    and foreign currency transactions...        --         --         --         --         --        --     (0.01)     (0.44)
  In excess of net investment income....        --         --         --         --      (0.06)       --        --         --
  In excess of net realized gain on
    investments.........................        --         --         --      (0.02)        --        --        --         --
                                          --------   --------   --------    -------    -------   -------   -------    -------
Total dividends and distributions.......     (1.13)     (1.38)     (0.75)     (0.43)     (0.29)    (0.89)    (0.61)     (0.50)
                                          --------   --------   --------    -------    -------   -------   -------    -------
NET ASSET VALUE AT END OF PERIOD........  $  10.92   $  11.73   $  11.61    $ 10.55    $ 12.40   $ 10.31   $ 10.65    $ 10.20
                                          ========   ========   ========    =======    =======   =======   =======    =======
Total investment return#................      2.66%     13.03%     17.16%     10.06%     23.11%     5.17%    10.54%      6.96%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Net investment income.................      9.93%      8.84%      8.59%     10.02%*     1.13%     1.25%     1.01%      1.07%*
  Net expenses..........................      0.58%      0.59%      0.67%      0.67%*     0.97%     0.97%     0.97%      0.97%*
  Expenses (before reimbursement).......      0.58%      0.59%      0.71%      1.25%*     1.17%     1.25%     1.51%      2.51%*
Portfolio turnover rate.................       151%       153%       149%        95%        57%       61%       16%        14%
Net assets at end of period (in
  000's)................................  $569,813   $424,567   $205,001    $43,314    $38,006   $30,272   $34,509    $14,631

------------
 *  Annualized.
 **  Commencement of operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.
(a)  Less than one cent per share.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                                               -

                                             TOTAL RETURN                                         VALUE
                                              PORTFOLIO                                         PORTFOLIO
                         ----------------------------------------------------   ------------------------------------------
                                          FOR THE YEAR ENDED                          FOR THE YEAR ENDED          MAY 1,
                                             DECEMBER 31,                                DECEMBER 31,            1995** TO
                         ----------------------------------------------------   ------------------------------   DEC. 31,
                           1998       1997       1996       1995       1994       1998       1997       1996       1995
                         --------   --------   --------   --------   --------   --------   --------   --------   ---------
NET ASSET VALUE AT
  BEGINNING OF
  PERIOD...............  $  16.47   $  14.56   $  13.26   $  10.58   $  11.32   $  16.09   $  13.90   $  11.58    $ 10.00
                         --------   --------   --------   --------   --------   --------   --------   --------    -------
Net investment
  income...............      0.38       0.37       0.30       0.31       0.27       0.24       0.21       0.17       0.10
Net realized and
  unrealized gain
  (loss) on
  investments..........      4.07       2.21       1.30       2.69      (0.72)     (0.90)      2.94       2.52       1.58
                         --------   --------   --------   --------   --------   --------   --------   --------    -------
Total from investment
  operations...........      4.45       2.58       1.60       3.00      (0.45)     (0.66)      3.15       2.69       1.68
                         --------   --------   --------   --------   --------   --------   --------   --------    -------
Less dividends and
  distributions:
  From net investment
    income.............     (0.38)     (0.36)     (0.30)     (0.32)     (0.29)     (0.24)     (0.21)     (0.17)     (0.10)
  From net realized
    gain on
    investments........     (0.55)     (0.31)        --         --         --      (1.23)     (0.75)     (0.20)        --
                         --------   --------   --------   --------   --------   --------   --------   --------    -------
Total dividends and
  distributions........     (0.93)     (0.67)     (0.30)     (0.32)     (0.29)     (1.47)     (0.96)     (0.37)     (0.10)
                         --------   --------   --------   --------   --------   --------   --------   --------    -------
NET ASSET VALUE AT END
  OF PERIOD............  $  19.99   $  16.47   $  14.56   $  13.26   $  10.58   $  13.96   $  16.09   $  13.90    $ 11.58
                         ========   ========   ========   ========   ========   ========   ========   ========    =======
Total investment
  return#..............     27.13%     17.79%     12.08%     28.33%     (3.99%)    (4.14%)    22.89%     23.22%     16.76%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL
  DATA:
  Net investment
    income.............      2.20%      2.46%      2.52%      3.06%      3.50%      1.60%      1.78%      2.10%      2.57%*
  Net expenses.........      0.60%      0.60%      0.69%      0.69%      0.69%      0.65%      0.65%      0.73%      0.73%*
  Expenses (before
    reimbursement).....      0.60%      0.60%      0.71%      0.81%      0.88%      0.65%      0.65%      0.79%      1.45%*
Portfolio turnover
  rate.................       158%       125%       175%       253%       297%        69%        48%        41%        20%
Net assets at end of
  period (in 000's)....  $644,361   $446,624   $332,897   $194,893   $122,333   $319,743   $264,179   $120,415    $24,429

                                           INDEXED EQUITY
                                              PORTFOLIO
                         ---------------------------------------------------
                                         FOR THE YEAR ENDED
                                            DECEMBER 31,
                         ---------------------------------------------------
                           1998       1997       1996       1995      1994
                         --------   --------   --------   --------   -------
NET ASSET VALUE AT
  BEGINNING OF
  PERIOD...............  $  20.58   $  16.10   $  13.53   $  10.38   $ 10.58
                         --------   --------   --------   --------   -------
Net investment
  income...............      0.26       0.27       0.24       0.27      0.24
Net realized and
  unrealized gain
  (loss) on
  investments..........      5.58       4.99       2.79       3.55     (0.15)
                         --------   --------   --------   --------   -------
Total from investment
  operations...........      5.84       5.26       3.03       3.82      0.09
                         --------   --------   --------   --------   -------
Less dividends and
  distributions:
  From net investment
    income.............     (0.26)     (0.27)     (0.24)     (0.28)    (0.24)
  From net realized
    gain on
    investments........     (0.27)     (0.51)     (0.22)     (0.39)    (0.05)
                         --------   --------   --------   --------   -------
Total dividends and
  distributions........     (0.53)     (0.78)     (0.46)     (0.67)    (0.29)
                         --------   --------   --------   --------   -------
NET ASSET VALUE AT END
  OF PERIOD............  $  25.89   $  20.58   $  16.10   $  13.53   $ 10.38
                         ========   ========   ========   ========   =======
Total investment
  return#..............     28.49%     32.84%     22.42%     36.89%     0.76%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL
  DATA:
  Net investment
    income.............      1.30%      1.75%      2.14%      2.52%     2.61%
  Net expenses.........      0.38%      0.39%      0.47%      0.47%     0.47%
  Expenses (before
    reimbursement).....      0.38%      0.39%      0.50%      0.62%     0.68%
Portfolio turnover
  rate.................         4%         5%         3%         5%        8%
Net assets at end of
  period (in 000's)....  $946,785   $496,772   $223,945   $105,171   $63,164

------------
 *  Annualized.
 **  Commencement of operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                                               -

                                                    GROWTH EQUITY PORTFOLIO
                                      ----------------------------------------------------
                                                FOR THE YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------
                                        1998       1997       1996       1995       1994
                                      --------   --------   --------   --------   --------
NET ASSET VALUE AT BEGINNING OF
  YEAR.............................   $  20.31   $  18.63   $  17.22   $  14.69   $  15.64
                                      --------   --------   --------   --------   --------
Net investment income..............       0.19       0.16       0.18       0.22       0.22
Net realized and unrealized gain
  (loss) on investments............       5.21       4.74       4.06       4.06      (0.03)
                                      --------   --------   --------   --------   --------
Total from investment operations...       5.40       4.90       4.24       4.28       0.19
                                      --------   --------   --------   --------   --------
Less dividends and distributions:
  From net investment income.......      (0.19)     (0.16)     (0.18)     (0.22)     (0.22)
  From net realized gain on
    investments....................      (1.90)     (3.06)     (2.65)     (1.53)     (0.92)
                                      --------   --------   --------   --------   --------
Total dividends and
  distributions....................      (2.09)     (3.22)     (2.83)     (1.75)     (1.14)
                                      --------   --------   --------   --------   --------
NET ASSET VALUE AT END OF YEAR.....   $  23.62   $  20.31   $  18.63   $  17.22   $  14.69
                                      ========   ========   ========   ========   ========
Total investment return #..........      26.59%     26.75%     24.50%     29.16%      1.20%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............       0.84%      0.80%      0.98%      1.29%      1.41%
  Net expenses.....................       0.51%      0.50%      0.58%      0.62%      0.62%
  Expenses (before
    reimbursement).................       0.51%      0.50%      0.58%      0.91%      0.65%
Portfolio turnover rate............         69%       103%       104%       104%       108%
Net assets at end of year (in
  000's)...........................   $996,736   $759,054   $564,685   $427,507   $330,161

                                                        BOND PORTFOLIO
                                     ----------------------------------------------------
                                               FOR THE YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------
                                       1998       1997       1996       1995       1994
                                     --------   --------   --------   --------   --------
NET ASSET VALUE AT BEGINNING OF
  YEAR.............................  $  13.14   $  12.83   $  13.42   $  12.09   $  13.43
                                     --------   --------   --------   --------   --------
Net investment income..............      0.74       0.88       0.87       0.88       0.88
Net realized and unrealized gain
  (loss) on investments............      0.46       0.35      (0.59)      1.33      (1.34)
                                     --------   --------   --------   --------   --------
Total from investment operations...      1.20       1.23       0.28       2.21      (0.46)
                                     --------   --------   --------   --------   --------
Less dividends and distributions:
  From net investment income.......     (0.74)     (0.88)     (0.87)     (0.88)     (0.88)
  From net realized gain on
    investments....................     (0.37)     (0.04)        --         --         --
                                     --------   --------   --------   --------   --------
Total dividends and
  distributions....................     (1.11)     (0.92)     (0.87)     (0.88)     (0.88)
                                     --------   --------   --------   --------   --------
NET ASSET VALUE AT END OF YEAR.....  $  13.23   $  13.14   $  12.83   $  13.42   $  12.09
                                     ========   ========   ========   ========   ========
Total investment return #..........      9.12%      9.65%      2.05%     18.31%     (3.39%)
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............      5.86%      6.42%      6.31%      6.55%      6.53%
  Net expenses.....................      0.52%      0.50%      0.58%      0.62%      0.62%
  Expenses (before
    reimbursement).................      0.52%      0.50%      0.58%      0.91%      0.67%
Portfolio turnover rate............       206%       187%       103%        81%        88%
Net assets at end of year (in
  000's)...........................  $277,392   $228,949   $226,375   $235,030   $206,686

------------
  # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                                               -

                                                AMERICAN CENTURY                 DREYFUS LARGE            EAGLE ASSET MANAGEMENT
                                            INCOME & GROWTH PORTFOLIO       COMPANY VALUE PORTFOLIO       GROWTH EQUITY PORTFOLIO
                                            -------------------------       -----------------------       -----------------------
                                                  MAY 1, 1998**                  MAY 1, 1998**                 MAY 1, 1998**
                                                TO DEC. 31, 1998               TO DEC. 31, 1998              TO DEC. 31, 1998
                                            -------------------------       -----------------------       -----------------------
NET ASSET VALUE AT BEGINNING OF PERIOD....           $ 10.00                        $ 10.00                       $ 10.00
                                                     -------                        -------                       -------
Net investment income (loss)..............              0.05                           0.05                          0.01
Net realized and unrealized gain (loss) on
  investments.............................              0.91                           0.23                          1.78
                                                     -------                        -------                       -------
Total from investment operations..........              0.96                           0.28                          1.79
                                                     -------                        -------                       -------
Less dividends:
  From net investment income..............             (0.05)                         (0.05)                        (0.01)
                                                     -------                        -------                       -------
NET ASSET VALUE AT END OF PERIOD..........           $ 10.91                        $ 10.23                       $ 11.78
                                                     =======                        =======                       =======
Total investment return#..................              9.60%                          2.83%                        17.85%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income (loss)............              1.20%*                         1.02%*                        0.11%*
  Net expenses............................              0.85%*                         0.95%*                        0.85%*
  Expenses (before reimbursement).........              1.30%*                         1.39%*                        1.28%*
Portfolio turnover rate...................                34%                            98%                           31%
Net assets at end of period (in 000's)....           $30,167                        $18,918                       $18,467

------------
 *  Annualized.
**  Commencement of operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Portfolios. A current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provides additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to MainStay VP Series Fund, Inc., 51 Madison Avenue, New York, NY, 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330). You may visit the SEC's website at sec.gov or you may send your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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The Mainstay VP Series Fund, Inc.
SEC File Number: 811-03833